LIMITED POWER OF ATTORNEY

I, David D. Haddix, hereby constitute and appoint
ROBERT K. BIGGART and ANGELA M. PLA, with full
powers of substitution or revocation, to serve as
my Attorneys-In-Fact and Agents to exercise the
powers and discretions set forth below:

1. To execute on my behalf any and all Securities
and Exchange Commission ("SEC") (i) Forms 3, 4
and 5 in accordance with Section 16 of the
Securities Exchange Act of 1934, as amended
(the "Exchange Act"), and the rules thereunder,
relating to the disclosure of my beneficial
ownership of securities in Fortune Brands Home
& Security, Inc. (the "Company") and (ii) Forms
144 in accordance with the Securities Act of
1933, as amended (the "Securities Act"), and
the rules thereunder, relating to my transactions
in the securities of the Company; and

2. Do and perform any and all acts for and on
behalf of the undersigned which may be
necessary or desirable to complete and execute
any such Form 3, 4, 5 or Form 144 and timely
file such form with the SEC and any stock
exchange or similar authority and take any
other action of any type whatsoever in
connection with the foregoing which, in the
opinion of such attorneys-in-fact, may be of
benefit to, in the best interest of, or
legally required by, the undersigned.

The undersigned hereby grants to each such
attorneys-in-fact full power and authority
to do and perform any and every act and
thing whatsoever requisite, necessary, or
proper to be done in the exercise of any
of the rights and powers herein granted,
as fully to all intents and purposes as
the undersigned might or could do if
personally present, with full power of
substitution or revocation, hereby
ratifying and confirming all that such
attorneys-in-fact shall lawfully do or
cause to be done by virtue of this Power
of Attorney and the rights and powers
herein granted. The undersigned acknowledges
that the foregoing attorneys-in-fact, in
serving in such capacity at the request of
the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of
the Securities Exchange Act or Rule 144 of
the Securities Act.

This Power of Attorney shall at all times
be binding with respect to all actions taken
by the attorneys-in-fact in accordance with
the terms of this Power of Attorney. The powers
granted by this Power of Attorney shall begin
on October 1, 2015 and shall continue in full
force and effect until the undersigned is no
longer required to file Section 16 Reports with
respect to the equity securities of the Company,
unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing
attorneys-in-fact.

I, David D. Haddix, executed this Limited Power
of Attorney on this 28th day of September, 2015.

/s/ David D. Haddix
David D. Haddix